Exhibit 99.2

Supplemental Financial Information
For the three months ended March 31, 2008

The Macerich Company
Supplemental Financial and Operating Information
Table of Contents

All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3

Financial data	4-5
Supplemental FFO information	4
Capital expenditures	5

Operational data	6-9
Sales per square foot	6
Occupancy	7
Rent	8
Cost of occupancy	9

Balance sheet information	10-12
Debt summary	10
Outstanding debt by maturity	11-12

Development and Pipeline Forecast	13

This supplemental financial information should be read in connection with the Company’s first quarter 2008 earnings announcement (included as Exhibit 99.1 of the Company’s Current Report on 8-K, event date May 8, 2008) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

The Macerich Company
Supplemental Financial and Operating Information
Overview

The Macerich Company (the “Company”) is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”).

As of March 31, 2008, the Operating Partnership owned or had an ownership interest in 72 regional shopping centers and 19 community shopping centers aggregating approximately 77 million square feet of gross leasable area (“GLA”). These 91 regional and community shopping centers are referred to hereinafter as the “Centers”, unless the context requires otherwise.

The Company is a self-administered and self-managed real estate investment trust (“REIT”) and conducts all of its operations through the Operating Partnership and the Company’s management companies (collectively, the “Management Companies”).

All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company’s development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets; and risks of real estate development, redevelopment, and expansion, including availability and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2007, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Capital Information and Market Capitalization

	Period Ended
dollars in thousands except per share data	3/31/2008	12/31/2007	12/31/2006	12/31/2005
Closing common stock price per share	$70.27	$71.06	$86.57	$67.14
52 week high	$98.10	$103.59	$87.10	$71.22
52 week low	$57.50	$69.44	$66.70	$53.10

Shares outstanding at end of period
Class A participating convertible preferred units	—	2,855,393	2,855,393	2,855,393
Class A non-participating convertible preferred units	219,828	219,828	287,176	287,176
Series A cumulative convertible redeemable preferred stock	3,067,131	3,067,131	3,627,131	3,627,131
Common shares and partnership units	85,090,528	84,864,600	84,767,432	73,446,422
Total common and equivalent shares/units outstanding	88,377,487	91,006,952	91,537,132	80,216,122

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,639,974	$7,507,559	$6,620,271	$6,863,690

Equity market capitalization	6,210,286	6,466,954	7,924,369	5,385,710

Total market capitalization	$13,850,260	$13,974,513	$14,544,640	$12,249,400

Leverage ratio (%) (a)	55.2%	53.7%	45.5%	56.0%

Floating rate debt as a percentage of total market capitalization	9.8%	8.0%	9.5%	13.0%

Floating rate debt as a percentage of total debt	17.7%	14.8%	20.8%	35.7%

(a) Debt as a percentage of total market capitalization

Portfolio Capitalization at March 31, 2008

The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Changes in Total Common and Equivalent Shares/Units

			Class A	Class A Non-	Series A	Total
			Participating	Participating	Cumulative	Common
			Convertible	Convertible	Convertible	and
		Company	Preferred	Preferred	Redeemable	Equivalent
	Partnership	Common	Units	Units	Preferred	Shares/
	Units	Shares	(“PCPU’s”)	(“NPCPU’s”)	Stock	Units

Balance as of December 31, 2007	12,552,837	72,311,763	2,855,393	219,828	3,067,131	91,006,952

Redemption of PCPU’s in exchange for the distribution of interests in properties			(2,855,393)			(2,855,393)

Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share or unit-based plans	6,821	219,107				225,928

Balance as of March 31, 2008	12,559,658	72,530,870	—	219,828	3,067,131	88,377,487

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations (“FFO”) Information (a)

	As of March 31,
	2008	2007
Straight line rent receivable (dollars in millions)	$55.8	$53.8

	For the Three Months Ended
	March 31,
dollars in millions	2008	2007

Lease termination fees	$2.5	$3.4

Straight line rental income	$2.1	$1.6

Gain on sales of undepreciated assets	$1.6	$0.9

Amortization of acquired above- and below-market leases (SFAS 141)	$4.6	$4.0

Amortization of debt premiums	$2.7	$3.9

Interest capitalized	$7.6	$5.9

(a) All joint venture amounts included at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Three
	Months Ended	Year Ended	Year Ended
dollars in millions	3/31/2008	12/31/2007	12/31/2006
Consolidated Centers
Acquisitions of property and equipment	$38.1	$387.9	$580.5
Development, redevelopment and expansions of Centers	89.1	545.9	184.3
Renovations of Centers	5.0	31.1	51.4
Tenant allowances	3.0	28.0	27.0
Deferred leasing charges	6.0	21.6	21.6
Total	$141.2	$1,014.5	$864.8

Joint Venture Centers (a)
Acquisitions of property and equipment	$262.3	$24.8	$28.7
Development, redevelopment and expansions of Centers	6.6	33.5	48.8
Renovations of Centers	5.5	10.5	8.1
Tenant allowances	2.1	15.1	13.8
Deferred leasing charges	1.6	4.2	4.3
Total	$278.1	$88.1	$103.7

(a) All joint venture amounts at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot (a)

	Wholly Owned	Joint Venture
	Centers	Centers	Total Centers
3/31/2008 (b)	$448	$488	$468
12/31/2007 (c)	$453	$488	$472
12/31/2006	$435	$470	$452
12/31/2005	$395	$440	$417

(a) Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

(b) Due to tenant sales reporting timelines, the data presented is as of February 28, 2008.

(c) Due to tenant sales reporting timelines, the data presented is as of November 30, 2007. Sales per square foot were $472 after giving effect to the Rochester Redemption, including The Shops at North Bridge and excluding the Community/Specialty centers.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

	Wholly Owned	Joint Venture	Total
Period Ended	Centers (a)	Centers (a)	Centers (a)
3/31/2008	92.3%	93.0%	92.7%
12/31/2007	92.8%	94.0%	93.5%
12/31/2006	93.0%	94.2%	93.6%
12/31/2005	93.2%	93.8%	93.5%

(a) Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

		Average Base Rent
		PSF on Leases	Average Base Rent
	Average Base Rent	Commencing During	PSF on Leases
	PSF (a)	the Period (b)	Expiring (c)
Wholly Owned Centers
3/31/2008	$39.90	$45.53	$35.14
12/31/2007	$38.49	$43.23	$34.21
12/31/2006	$37.55	$38.40	$31.92
12/31/2005	$34.23	$35.60	$30.71

Joint Venture Centers
3/31/2008	$40.96	$42.31	$37.61
12/31/2007	$38.72	$47.12	$34.87
12/31/2006	$37.94	$41.43	$36.19
12/31/2005	$36.35	$39.08	$30.18

(a) Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Tucson La Encantada and the expansion area of Queens Center were excluded for Year 2005.  Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2007 and the three months ended March 31, 2008. Leases for Santa Monica Place were excluded for the three months ended March 31, 2008.

(b) The average base rent per square foot on lease signings commencing during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Lease signings for Tucson La Encantada and the expansion area of Queens Center were excluded for Year 2005. Lease signings for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2007 and the three months ended March 31, 2008. Lease signings for Santa Monica Place were excluded for the three months ended March 31, 2008.

(c) The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Tucson La Encantada and the expansion area of Queens Center were excluded for Year 2005.  Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2007 and the three months ended March 31, 2008. Leases for Santa Monica Place were excluded for the three months ended March 31, 2008.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2007	2006	2005
Wholly Owned Centers
Minimum rents	8.0%	8.1%	8.3%
Percentage rents	0.4%	0.4%	0.5%
Expense recoveries (a)	3.8%	3.7%	3.6%
Total	12.2%	12.2%	12.4%

	For Years Ended December 31,
	2007	2006	2005
Joint Venture Centers
Minimum rents	7.3%	7.2%	7.4%
Percentage rents	0.5%	0.6%	0.5%
Expense recoveries (a)	3.2%	3.1%	3.0%
Total	11.0%	10.9%	10.9%

(a) Represents real estate tax and common area maintenance charges.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary

	As of March 31, 2008
dollars in thousands	Fixed Rate	Variable Rate (a)	Total
Consolidated debt	$4,560,730	$1,163,685	$5,724,415
Unconsolidated debt	1,723,620	191,939	1,915,559
Total debt	$6,284,350	$1,355,624	$7,639,974

Weighted average interest rate	5.66%	3.82%	5.33%

Weighted average maturity (years)			3.68

(a) Excludes swapped floating rate debt. Swapped debt is included in fixed debt category.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2008
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)

I. Consolidated Assets:

Westside Pavilion	07/01/08	6.74%	$91,649	$—	$91,649
Village Fair North	07/15/08	5.89%	10,796	—	10,796
Fresno Fashion Fair	08/10/08	6.52%	63,326	—	63,326
South Towne Center	10/10/08	6.66%	64,000	—	64,000
Queens Center	03/01/09	7.11%	90,120	—	90,120
South Plains Mall	03/01/09	8.29%	58,480	—	58,480
Carmel Plaza	05/01/09	8.18%	26,141	—	26,141
Paradise Valley Mall	05/01/09	5.89%	20,993	—	20,993
Northridge Mall	07/01/09	4.94%	80,762	—	80,762
Wilton Mall	11/01/09	4.79%	44,120	—	44,120
Macerich Partnership Term Loan (b)	04/25/10	6.50%	450,000	—	450,000
Macerich Partnership Line of Credit (c)	04/25/10	6.23%	400,000	—	400,000
Vintage Faire Mall	09/01/10	7.91%	64,130	—	64,130
Santa Monica Place	11/01/10	7.79%	78,733	—	78,733
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	174,821	—	174,821
Shoppingtown Mall	05/11/11	5.01%	44,244	—	44,244
Capitola Mall	05/15/11	7.13%	38,865	—	38,865
Freehold Raceway Mall	07/07/11	4.68%	176,196	—	176,196
Pacific View	08/31/11	7.25%	81,893	—	81,893
Pacific View	08/31/11	7.00%	6,605	—	6,605
Rimrock Mall	10/01/11	7.56%	42,664	—	42,664
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,534	—	8,534
The Macerich Company - Convertible Senior Notes (d)	03/15/12	3.66%	942,485	—	942,485
Tucson La Encantada	06/01/12	5.84%	78,000	—	78,000
Chandler Fashion Center	11/01/12	5.20%	101,911	—	101,911
Chandler Fashion Center	11/01/12	6.00%	67,072	—	67,072
Towne Mall	11/01/12	4.99%	14,721	—	14,721
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Queens Center	03/31/13	7.00%	216,141	—	216,141
Greeley - Defeaseance	09/01/13	6.34%	27,518	—	27,518
FlatIron Crossing	12/01/13	5.26%	186,881	—	186,881
Great Northern Mall	12/01/13	5.19%	40,112	—	40,112
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Valley River Center	02/01/16	5.60%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Chesterfield Towne Center	01/01/24	9.07%	55,317	—	55,317
Total Fixed Rate Debt for Consolidated Assets		5.60%	$4,560,730	$—	$4,560,730

La Cumbre Plaza	08/09/08	4.20%	—	30,000	30,000
Twenty Ninth Street	06/05/09	3.60%	—	115,000	115,000
Promende at Casa Grande (e)	08/16/09	5.86%	—	45,305	45,305
Panorama Mall	02/28/10	3.62%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	3.72%	—	923,000	923,000
Prasada - Cactus Power Center (f)	03/14/11	4.15%	—	380	380
Total Floating Rate Debt for Consolidated Assets		3.80%	$—	$1,163,685	$1,163,685
Total Debt for Consolidated Assets		5.23%	$4,560,730	$1,163,685	$5,724,415

	As of March 31, 2008
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)

II. Unconsolidated Joint Ventures (At Company's pro rata share):

Broadway Plaza (50%)	08/01/08	6.68%	$29,687	$—	$29,687
Chandler Festival (50%)	10/01/08	4.37%	14,789	—	14,789
Chandler Gateway (50%)	10/01/08	5.19%	9,347	—	9,347
Washington Square (51%)	02/01/09	6.72%	49,503	—	49,503
Metrocenter Mall (15%) (g)	02/09/09	5.34%	16,800	—	16,800
Inland Center (50%)	02/11/09	4.69%	27,000	—	27,000
The Shops at North Bridge (50%)	07/01/09	4.67%	102,500	—	102,500
Biltmore Fashion Park (50%)	07/10/09	4.70%	37,795	—	37,795
Redmond Office (51%)	07/10/09	6.77%	33,144	—	33,144
Redmond Retail (51%)	08/01/09	4.81%	36,628	—	36,628
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	32,510	—	32,510
Ridgmar (50%)	04/11/10	6.11%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.14%	29,108	—	29,108
Cascade (51%)	07/01/10	5.27%	20,028	—	20,028
Stonewood Mall (51%)	12/11/10	7.44%	37,617	—	37,617
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	26,432	—	26,432
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
Northpark Center (50%)	05/10/12	5.95%	93,165	—	93,165
NorthPark Center (50%)	05/10/12	8.33%	41,523	—	41,523
NorthPark Land (50%)	05/10/12	8.33%	40,108	—	40,108
Kierland Greenway (24.5%)	01/01/13	6.01%	15,747	—	15,747
Kierland Main Street (24.5%)	01/02/13	4.99%	3,794	—	3,794
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
Tyson’s Corner (50%)	02/17/14	4.78%	168,167	—	168,167
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	59,711	—	59,711
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	23,248	—	23,248
West Acres (19%)	10/01/16	6.41%	12,980	—	12,980
Wilshire Building (30%)	01/01/33	6.35%	1,859	—	1,859
Total Fixed Rate Debt for Unconsolidated Assets		5.81%	$1,723,620	$—	$1,723,620

NorthPark Land (50%)	08/30/08	5.25%	—	3,500	3,500
Superstition Springs Center (33.3%)	09/09/08	3.15%	—	22,500	22,500
Camelback Colonnade (75%)	10/09/08	3.55%	—	31,125	31,125
Kierland Tower Lofts (15%)	12/14/08	4.38%	—	3,748	3,748
Washington Square (51%)	02/01/09	5.12%	—	16,433	16,433
Metrocenter Mall (15%)	02/09/09	8.02%	—	3,240	3,240
Desert Sky Mall (50%)	03/06/09	3.92%	—	25,750	25,750
Boulevard Shops (50%)	12/17/10	3.68%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	3.70%	—	8,643	8,643
Los Cerritos Center (51%)	07/01/11	3.83%	—	66,300	66,300
Total Floating Rate Debt for Unconsolidated Assets		3.92%	$—	$191,939	$191,939
Total Debt for Unconsolidated Assets		5.62%	$1,723,620	$191,939	$1,915,559

Total Debt		5.33%	$6,284,350	$1,355,624	$7,639,974
Percentage to Total			82.3%	17.7%	100.0%

a)   The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method.The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b) This debt has an interest rate swap agreement which effectively fixed the interest rate from December 1, 2005 to April 25, 2010.

(c)  This debt has an interest rate swap agreement which effectively fixed the interest rate from September 12, 2006 to April 25, 2011.

(d) These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $9.4 million and the annual interest rate represents the effective interest rate, including the discount.

(e)  This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%

(f)   This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 59.8%

(g) This debt has an interest rate swap agreement which effectively fixed the interest rate from January 15, 2005 to February 15, 2009.

The Macerich Company

Supplemental Financial and Operating Information

Development Pipeline Forecast

as of May 8, 2008

			Estimated			Estimated Pro	Estimated	ESTIMATED YEAR PLACED IN SERVICE (1)
			Project Size	Estimated Total		rata Project Cost	Completion Date	2007	2008	2009	2010
Property	Location	Project Type	(1)	Project Cost (1)	Ownership %	(1)	(1)	COST	COST	COST	COST
REDEVELOPMENT
Arrowhead Towne Center	Glendale, AZ	Expansion - Dick’s Sporting Goods	70,000	$13,000,000	33.3%	$4,329,000	2008		$4,329,000
Freehold Raceway Mall	Freehold, NJ	Expansion - Lifestyle Village	95,000	$43,000,000	100%	$43,000,000	2007/2008	$23,000,000	$20,000,000
Scottsdale Fashion Square	Scottsdale, AZ	Expansion - Barney’s New York/Retail	170,000	$143,000,000	50%	$71,500,000	2009/2010			$60,775,000	$10,725,000
Shoppingtown Mall	DeWitt, NY	Expansion - Regal Theatres		$6,000,000	100%	$6,000,000	2008		$6,000,000
Vintage Faire Mall	Modesto, CA	Expansion - Lifestyle Village	60,000	$27,000,000	100%	$27,000,000	2008/2009		$23,000,000	$4,000,000
Wilton Mall	Saratoga Springs, NY	Expansion - JCPenney	85,000	$3,000,000	100%	$3,000,000	2007	$3,000,000
The Oaks	Thousand Oaks, CA.	Redevelopment/Expansion	97,288	$250,000,000	100%	$250,000,000	2008/2009		$200,000,000	$50,000,000
Chesterfield Town Center	Richmond, VI	Redevelopment		$14,000,000	100%	$14,000,000	2008		$14,000,000
FlatIron Crossing	Broomfield, CO	Redevelopment	100,000	$17,000,000	100%	$17,000,000	2009/2010			$14,000,000	$3,000,000
Northgate Mall	San Rafael, CA	Redevelopment	700,000	$70,000,000	100%	$70,000,000	2009/2010			$35,000,000	$35,000,000
Santa Monica Place	Santa Monica, CA	Redevelopment	550,000	$265,000,000	100%	$265,000,000	2009/2010			$225,250,000	$39,750,000
Westside Pavilion	West Los Angeles, CA	Redevelopment	100,000	$30,000,000	100%	$30,000,000	2007/2008	$21,000,000	$9,000,000
Fiesta Mall	Mesa, AZ	Anchor Replacement - Dick’s Sporting Goods/Best Buy	110,000	$50,000,000	100%	$50,000,000	2009			$50,000,000
Lakewood Mall	Lakewood, CA	Anchor Replacement - Costco	160,000	$23,000,000	51%	$11,730,000	2008		$11,730,000
Valley River	Eugene, OR	Anchor Replacement - Regal Cinema’s	70,000	$9,000,000	100%	$9,000,000	2007	$9,000,000
Washington Square	Portland, OR	Anchor Replacement - Dick’s Sporting Goods	80,000	$15,000,000	51%	$7,650,000	2008		$7,650,000
Danbury Fair Mall	Danbury, CT	Renovation		$31,000,000	100%	$31,000,000	2008		$31,000,000
Flagstaff Mall	Flagstaff, AZ	Renovation		$12,500,000	100%	$12,500,000	2007/2008	$8,000,000	$4,500,000
Freehold Raceway Mall	Freehold, NJ	Renovation		$22,000,000	100%	$22,000,000	2007/2008	$13,000,000	9,000,000
La Cumbre Plaza	Santa Barbara, CA	Renovation		$22,000,000	100%	$22,000,000	2008/2009		$11,000,000	$11,000,000
TOTAL			2,447,288	$1,065,500,000		$966,709,000		$77,000,000	$351,209,000	$450,025,000	$88,475,000

GROUND UP DEVELOPMENT
Estrella Falls	Goodyear, AZ	Regional Mall	1,000,000	$210,000,000	84%	$176,400,000	2010/2011				$149,940,000
SanTan Village Regional Center	Gilbert, AZ	Regional Mall	1,200,000	$205,000,000	84.7%	$173,635,000	2007/2008	$103,000,000	$70,635,000
Promenade at Casa Grande	Casa Grande, AZ	Lifestyle/Power Center	1,014,016	$118,000,000	51.3%	$60,534,000	2007/2008	$30,267,000	$30,267,000
Marketplace at Flagstaff	Flagstaff, AZ	Lifestyle/Power Center	287,000	$45,000,000	100%	$45,000,000	2007/2008	$34,000,000	$11,000,000
Market at Estrella Falls	Goodyear, AZ	Power Center	500,000	$90,000,000	35%	$31,500,000	2008/2009		$18,900,000	$9,450,000	$3,150,000
Prasada - Waddell Center West	Surprise, AZ	Power Center	500,024	$58,000,000	59.8%	$34,684,000	2009/2010			$6,243,120	$28,440,880
Prasada - Cactus Power Center	Surprise, AZ	Power Center	674,800	$132,000,000	59.8%	$78,936,000	2010				$78,936,000
TOTAL			5,175,840	$858,000,000		$600,689,000		$167,267,000	$130,802,000	$15,693,120	$260,466,880

GRAND TOTAL			7,623,128	$1,923,500,000		$1,567,398,000		$244,267,000	$482,011,000	$465,718,120	$348,941,880

POTENTIAL DEVELOPMENT OPPORTUNITIES
Biltmore	Phoenix, AZ	Mixed-Use Expansion			50%
Tysons Corner	McLean, VA	Mixed-Use Expansion			50%
Scottsdale Fashion Square	Scottsdale, AZ	Mixed-Use Expansion			50%

TOTAL

NOTES

(1) - Much of this information is estimated and may change from time to time. See the Company’s Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.